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                                                                      EXHIBIT 21



                   SUBSIDIARIES OF NEXTEL COMMUNICATIONS, INC.


                            (as of February 15, 2002)


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                            CORPORATION                               JURISDICTION OF INCORPORATION
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
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ACI 900, Inc.                                                                      DE
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Airfone Holdings, Inc.                                                             DE
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Boost Mobile, L.L.C.                                                               DE
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Centennial Cayman Corp.                                                      Cayman Islands
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Comunicaciones Nextel de Mexico, S.A. de C.V.                                    Mexico
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Dial Call Midwest, Inc.                                                            DE
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Domestic USF Corp.                                                                 DE
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East Holdings Limited                                                           Hong Kong
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Emeral Investments, Inc.                                                       Philippines
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FCI 900, Inc.                                                                      DE
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Falcon Administration, LLC                                                         WA
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Foodcamp Industries and Marketing, Inc.                                        Philippines
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Fonotransportes Nacionales S.A. de C.V.                                          Mexico
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Gamboa Holdings, Inc.                                                          Philippines
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H-Telecom Ltd.                                                                   Brazil
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Inversiones Nextel de Mexico, S.A. de C.V.                                       Mexico
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Joyce Link Holdings, Ltd.                                                       Hong Kong
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Master-Tec Industria e Comercio de Productos Electronicos Ltda.                  Brazil
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McCaw International (Brazil), Ltd.                                                 VA
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Multikom, S.A                                                                     Chile
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Multifon S.A. de C.V.                                                            Mexico
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NCI 700, Inc.                                                                      DE
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NCI 900 Spectrum Holdings, Inc                                                     DE
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Nextel 220 License Acquisition Corp.                                               DE
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Nextel 700 Guard Band Corp.                                                        DE
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Nextel Aviation, Inc.                                                              DE
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Nextel Boost Investments, Inc.                                                     DE
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Nextel Broadband, Inc                                                              DE
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Nextel of California, Inc.                                                         DE
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Nextel Communications Argentina S.A.                                            Argentina
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Nextel Communications of the Mid-Atlantic, Inc.                                    DE
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Nextel Communications (Philippines) Inc.                                       Philippines
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Nextel Data Investments I, Inc.                                                    DE
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Nextel Finance Company                                                             DE
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Nextel International (Argentina)                                               Cayman Is.
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Nextel International Asia Holdings Limited                                      Hong Kong
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Nextel International (Holdings), Ltd.                                          Cayman Is.
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NII Holdings, Inc.                                                                 DE
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NZZ Holdings (Delaware), Inc.                                                      DE
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Nextel International (Indonesia) L.L.C.                                        Cayman Is.
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


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                            CORPORATION                               JURISDICTION OF INCORPORATION
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
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Nextel International Investment Company                                            DE
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Nextel International (Japan), Ltd.                                                 DE
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Nextel International (Mexico), Ltd.                                                DE
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Nextel International (Peru) LLC                                                Cayman Is.
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Nextel International (Philippines) LLC                                         Cayman Is.
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Nextel International (Services), Ltd.                                              DE
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Nextel International (Uruguay), Inc.                                               DE
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Nextel License Acquisition Corp.                                                   DE
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Nextel License Holdings 1, Inc.                                                    DE
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Nextel License Holdings 2, Inc.                                                    DE
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Nextel License Holdings 3,Inc.                                                     DE
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Nextel License Holdings 4, Inc.                                                    DE
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Nextel License Holdings 5, Inc.                                                Puerto Rico
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Nextel of New York, Inc.                                                           DE
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Nextel Operations, Inc.                                                            DE
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Nextel de Mexico S.A. de C.V.                                                    Mexico
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Nextel del Peru, S.A.                                                             Peru
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Nextel of Puerto Rico, Inc.                                                    Puerto Rico
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Nextel Retail Stores, Inc                                                          DE
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Nextel S.A.                                                                      Brazil
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Nextel South Corp.                                                                 GA
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Nextel Spectrum Acquisition Corp.                                                  DE
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Nextel Systems Corp.                                                               DE
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Nextel Telecomunicacoes Ltda.                                                    Brazil
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Nextel of Texas, Inc.                                                              TX
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Nextel Unrestricted Relocation Corp.                                               DE
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Nextel UK, Ltd.                                                              United Kingdom
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Nextel West Corp.                                                                  DE
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Nextel WIP Corp.                                                                   DE
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Nextel WIP Expansion Corp.                                                         DE
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Nextel WIP Expansion Two Corp.                                                     DE
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NXLD Company                                                                       DE
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Prestadora de Servicios de Radio Communicacion S.A. de C.V.                      Mexico
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Promobile Telecomunicacoes Ltda.                                                 Brazil
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Radiophone S.A. de C.V.                                                          Mexico
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Servicios de Radiocomunicacion Movil de Mexico S.A. de C.V.                      Mexico
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Servicios Protel S.A. de C.V.                                                    Mexico
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Sistemas de Comunicaciones Troncales S.A. de C.V.                                Mexico
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Telecomunicacoes Brastel, Ltda.                                                  Brazil
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Telemobile Telecomunicacoes Ltda.                                                Brazil
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Teletransportes Integraies, S.A. de C.V.                                         Mexico
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


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                            CORPORATION                               JURISDICTION OF INCORPORATION
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
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Top Mega Enterprises Limited                                                    Hong Kong
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Tower Analog Sub II, Inc.                                                          DE
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Tower Parent Corp.                                                                 DE
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Unrestricted Alaska Subsidiary Company                                             DE
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Unrestricted Subscriber Equipment Leasing Company, Inc.                            DE
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Unrestricted Subsidiary Funding Company                                            DE
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Unrestricted UMTS Funding Company                                                  DE
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